UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2005

                                   XSUNX, INC.
             (Exact name of registrant as specified in its charter)



         Colorado                      000-29621                84-1384159
    -------------------            -----------------      ---------------------
      (State or other              (Commission File            (IRS Employer
jurisdiction of incorporation)          Number)              Identification No.)


                  165 ENTERPRISE, ALISO VIEJO, CALIFORNIA 92656
             ------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (949) 330-8060

                                   Copies to:
                              Greg Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

Exhibit
Number                           Description
---------   --------------------------------------------------------------------

      4.1   Convertible Debenture dated July 14, 2005*

      4.2   Form of $0.15 Warrant*

      4.3   Form of $0.20 Warrant*

      10.1 Securities Purchase Agreement dated July 14, 2005 between the Company and Cornell*

      10.2 Standby Equity Distribution Agreement dated July 14, 2005 between the Company and Cornell*

      10.3  Investor Registration Rights Agreement dated July 14, 2005*

      10.4  Registration Rights Agreement dated July 14, 2005*

      10.5  Irrevocable Transfer Agent Instructions

      10.6 Security Agreement dated July 14, 2005 by and between the Company and Cornell*

      10.7 Escrow Agreement by and among the Company, Cornell and Baxter, Baker, Sidle, Conn & Jones, P.A.

      99.1  Press Release*

      ----------------------
      *   Filed previously.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         XSUNX, INC.


                                         By: /s/ Tom Djokovich
                                             -----------------------------------
                                                 Tom Djokovich
                                                 Chief Executive Officer


Date:  October 10, 2005